UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2006

ZIM CORPORATION
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

0-30432	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

150-150 Isabella Street Ottawa, Ontario, Canada K1S 1V7
(Address of principal executive offices, including zip code)

(613) 727-1397
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, ZIM Corporation (the “Company”) completed its acquisition of Advanced Internet, Inc. (“Advanced Internet”), from Advanced Telecom Services, Inc. (“ATS”) pursuant to a Stock Purchase Agreement dated March 28, 2006 by and among ZIM, ATS and Advanced Internet. At the closing, ZIM acquired all of the outstanding capital stock of Advanced Internet in exchange for 10,000,000 shares of the Company’s common stock, a one-year note with a principal amount of $250,000 and an option to purchase an additional 500,000 common shares of the Company with an exercise price of $0.071 per share.

Advanced Internet, located in Pennsylvania, owns and operates two internet portals, www.ringingphone.com and www.monstertones.com, that offer cell phone ring tones and wallpapers.

In connection with its acquisition, the Company entered into a Security Agreement dated March 31, 2006 with ATS, pursuant to which the Company granted ATS a lien over all of the Company’s current and after-acquired assets to secure its obligations under the note delivered at the closing.

The foregoing description of the Security Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.2 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of the Registrant

In connection with its acquisition of Advanced Internet, the Company issued a non-interest bearing secured note (the “Note”) repayable over 12 months to April 1, 2007 with a principal amount of US$250,000.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the acquisition and pursuant to the Stock Purchase Agreement described in Item 2.01 of this Current Report, the Company issued 10,000,000 shares of common stock to ATS and an option to purchase an additional 500,000 common shares at an exercise price of $0.071 per share. The securities were issued in a private placement and were not registered under the Securities Act of 1933. As a result, the securities, including the shares issuable upon the exercise of the option, are “restricted securities” and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The certificates evidencing the securities contain a legend stating the same. These securities were issued by the Company in reliance upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of Advanced Internet required by Rule 3.05 of Regulation S-X will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Exhibit No. Description

10.1

Stock Purchase Agreement dated March 28, 2006 by and among ZIM Corporation, Advanced Telecom Services, Inc. and Advanced Internet, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 28, 2006).

10.2	Secured Senior Promissory Note dated March 31, 2006 between ZIM Corporation and Advanced Telecom Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIM CORPORATION (Registrant)

April 4, 2006	By: /s/ Michael Cowpland
Michael Cowpland,
President and Chief Executive Officer